Exhibit 99.1
Corporate Overview September 2010

2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect management's current expectations and involve a number of risks and uncertainties. Actual results may differ materially from such statements due to a variety of factors that could adversely affect LaBarge, Inc.'s operating results. These risks and factors are set forth in documents LaBarge, Inc. files with the Securities and Exchange Commission, specifically in the Company's most recent Annual Report on Form 10-K, and other reports it files from time to time. These forward-looking statements speak only as of the date such statements were made, or as of the date of the report or document in which they are contained, and the Company undertakes no obligation to update such information. Forward-Looking Statements This presentation is dated September 21, 2010.

Recent Highlights

- Excellent financial performance in fiscal 2010*
  - ***Bookings up 44% to a new record***
  - ***Sales up 6% to a new record***
  - ***Earnings up 44% to a new record***
  - ***Gross margin up 130 basis points***
  - ***Operating income up 32%***
- Outstanding operational performance and increased customer demand across market sectors
- We are outperforming our peers and our industry
- We were positioned to respond quickly (and did) when the turnaround came
- Our business strategy was tested and validated
  - *We have an excellent platform for long-term growth*

3

* *Comparisons shown are to fiscal 2009 financial results*

A Return to Growth With Record Results 4 Bookings, Sales & Earnings - Last 10 Years (dollars in millions)

LaBarge inc

Electronics Manufacturing Services

- Our focused niche is a differentiator within the EMS industry
  - Niche is defined by:
    - High complexity
    - High rate of change
    - Low production volumes
  - Trend toward outsourcing within this niche is in its early stages
  - Our full-year gross margins have ranged between 18.6% and 21.6% in the last five years

5

Competitive Advantage - Full-Service Provider Broad-based specialized capabilities Manufacturing capabilities are backed by value-added services, including engineering and design support, prototyping, program management and testing Printed circuit card assemblies Systems integration Interconnect systems Higher-level assemblies 6

LaBarge inc

High Reliability in Demanding Environments

Defense



- Missile systems
- Radar systems
- Aircraft applications
- Shipboard systems

Natural Resources



- Wind power generation systems
- Oilfield services equipment
- Mine automation
- Agricultural applications

Industrial



- Glass container manufacturing systems
- Electronic test equipment
- Semiconductor capital equipment

Medical



- Surgical systems
- Patient monitoring and therapy devices
- Respiratory care devices
- Biodecontamination equipment

7

Diverse Market Approach Net Sales - $289.3 million(for 12 months ended June 27, 2010)

9 Natural Resources Defense Defense Natural Resources Industrial Natural Resources Medical Defense Defense Defense and Aerospace 7 of top 12 customer relationships span more than 10 years Defense Defense 9 7 of top 12 customer relationships span more than 10 years Established Customer Relationships 9

U.S. Manufacturing Manufacturing facilities in six states 1,600 employeesHeadquartered in St. Louis, Mo. 10

Operational Initiatives Produce Improved Efficiencies

LaBarge inc

- Operational excellence
  - Driving continuous improvement
  - Lean manufacturing and Six Sigma
- Supply chain initiative
  - Increased purchasing power
  - Reduced costs
  - Improved bidding performance
- Improved tools
  - Production planning processes
  - New Model Introduction processes

11

Gross Margin * Excluding the impact of the Eclipse-related charge, fiscal 2009 gross margin was 20.1%. (CHART) 12

Growth Strategy

- **Internal growth** – continuously develop existing operations
  - Maintain strong pipeline of new business opportunities
  - Expand and develop core competencies
  - Continuous improvement



- **Acquisitions** – identify candidates that:
  - Are compatible with our core electronics manufacturing business
  - Bring new or expanded customer relationships and capabilities
  - Are accretive to our EPS

13

Bookings Bookings - Last Five Years Bookings - Last Five Quarters ($ in millions) ($ in millions) (CHART) (CHART) 14

Backlog (in millions) * Includes a reduction of $39.6 million related to the Eclipse Aviation bankruptcy. 15

Net Sales (CHART) (in millions) 16

Diluted Net Earnings Per Share (CHART) * Includes a one-time after-tax net charge of $0.23 per diluted share related to the Eclipse bankruptcy. 17

18 Outlook Excellent financial health and growth prospectsBroad range of opportunities through diverse market approach and blue-chip customer baseBookings have continued at a strong pace into the fiscal 2011 first quarterExpectations for fiscal 2011 first quarter:Sales of $80 million to $82 millionEPS of $0.26 to $0.28We believe business strength will continue throughout fiscal 2011 Fueled by healthy order flow in our major market sectors

19 Appendix

Cash Flow vs. Cap Ex Cash Flow vs. Cap Ex 20 Net Cash Provided by Operating Activities vs. Capital Expenditures

Total Debt-to-Equity Ratio/ EBITDA Interest Coverage (CHART) 21 (CHART) EBITDA Coverage of Interest Expense Total Debt-to-Equity Ratio

Quarterly Performance FY09 Q4 FY10 Q1 FY10 Q2 FY10 Q3 FY10 Q4 Net sales $64,753 $63,155 $69,000 $74,735 $82,413 Gross margin 17.9% 19.4% 19.9% 20.6% 19.8% Diluted net EPS $0.16 $0.19 $0.18 $0.26 $0.30 EBITDA coverage of interest expense 13.72x 12.51x 16.88x 23.17x 27.01x Backlog $168,008 $171,712 $180,528 $190,350 $198,727 ($ in thousands, except per-share amounts) 22

Supplemental Information

Reconciliation of EBITDA to Net Earnings

	FY06	FY07	FY08	FY09	FY10	FY09 Q4	FY10 Q1	FY10 Q2	FY10 Q3	FY10 Q4
Net sales	$ 190,089	$ 235,203	$ 279,485	$ 273,368	$ 289,303	$ 64,753	$ 63,115	$ 69,000	$ 74,735	$ 82,413
Net earnings	$ 9,708	$ 11,343	$ 14,827	$ 10,338	$ 14,888	$ 2,608	$ 3,103	$ 2,837	$ 4,128	$ 4,820
PLUS:										
Interest expense	$ 2,083	$ 2,241	$ 1,459	$ 1,294	$ 1,711	$ 483	$ 508	$ 421	$ 400	$ 382
Income tax expense	$ 6,256	$ 6,656	$ 9,011	$ 6,329	$ 7,147	$ 1,457	$ 505	$ 1,569	$ 2,516	$ 2,557
Depreciation and amortization	$ 4,588	$ 5,030	$ 5,290	$ 6,930	$ 9,289	$ 2,079	$ 2,238	$ 2,278	$ 2,223	$ 2,559
EBITDA	$ 22,635	$ 25,270	$ 30,587	$ 24,891	$ 33,035	$ 6,627	$ 6,354	$ 7,105	$ 9,267	$ 10,318
EBITDA	$ 22,635	$ 25,270	$ 30,587	$ 24,891	$ 33,035	$ 6,627	$ 6,354	$ 7,105	$ 9,267	$ 10,318
Interest expense	$ 2,083	$ 2,241	$ 1,459	$ 1,294	$ 1,711	$ 483	$ 508	$ 421	$ 400	$ 382
EBITDA Coverage of Interest Expense	10.87	11.28	20.96	19.24	19.31	13.72	12.51	16.88	23.17	27.01
(EBITDA divided by interest expense)										

The Company calculates Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA") as net earnings (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense. EBITDA is also before the cumulative effect of a change in accounting principle, if applicable.

EBITDA is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net earnings (loss), operating earnings (loss), cash flow provided by operating activities, or other income or cash flow data prepared in accordance with GAAP. However, the Company's management believes that EBITDA may provide additional information with respect to the Company's performance or ability to meet its future debt service, capital expenditures and working capital requirements. Because EBITDA excludes some, but not all, items that affect net earnings and may vary among companies, the EBITDA presented by LaBarge, Inc., may not be comparable to similarly titled measures of other companies.

The Company calculates Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA") as net earnings (loss) before interest expense, income tax expense (benefit), and depreciation and amortization expense. EBITDA is also before the cumulative effect of a change in accounting principle, if applicable.

The Company calculates EBITDA coverage of interest expense as interest expense divided by EBITDA.

This ratio is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net earnings (loss), operating earnings (loss), cash flow provided by operating activities, or other income or cash flow data prepared in accordance with GAAP. However, the Company's management believes that EBITDA coverage of interest expense may provide additional information with respect to the Company's performance or ability to meet its future interest rate payment requirements. Because EBITDA coverage of interest expense excludes some, but not all, items that affect net earnings and may vary among companies, the ratio presented by LaBarge, Inc., may not be comparable to similarly titled measures of other companies.

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Supplemental Information 24 Recap of Total Debt to Equity Ratio 7/2/2006 7/1/2007 6/29/2008 6/28/2009 6/27/2010 Short-term borrowings $ 19,475 $ 14,825 $ 10,500 $ - $ - Current maturities of long-term debt $ 5,791 $ 6,300 $ 4,682 $ 6,162 $ 12,069 Long-term debt $ 16,402 $ 5,131 $ 447 $ 39,326 $ 25,258 Total Debt $ 41,668 $ 26,256 $ 15,629 $ 45,488 $ 37,327 Stockholders' Equity $ 64,834 $ 76,410 $ 91,469 $ 103,151 $ 115,640 Total Debt to Equity Ratio 64% 34% 17% 44% 32% (Total debt divided by stockholders' equity)

Supplemental Information Unaudited Reconciliation of GAAP Results to Non-GAAP Measures Unaudited Reconciliation of GAAP Results to Non-GAAP Measures Three Months Ended December 28, 2008 (amounts in thousands, except per-share amounts) Non-GAAP Pre-Charge Operating Results Adjustments for Eclipse Charge Post-Charge GAAP Results Net sales $ 68,207 $ - $ 68,207 Costs and expenses: Cost of sales $ 53,729 $ 4,226 (1) $ 57,955 Selling and administrative expense $ 7,759 $ 1,883 (2) $ 9,642 Interest expense $ 145 $ - $ 145 Other expense, net $ 6 $ - $ 6 Earnings before income taxes $ 6,568 $ 6,109 $ 459 Income tax expense $ 2,580 $ 2,370 $ 210 Net earnings $ 3,988 $ 3,739 $ 249 Diluted net earnings per share $ 0.25 $ 0.23 $ 0.02 Write-down of Eclipse inventoryWrite-off of Eclipse accounts receivable ($3,676) and reduction of accrued incentive compensation ($1,739) 25

Contact Information Colleen ClementsDirector, Corporate Communications and Investor RelationsLaBarge, Inc. 314-812-9409colleen.clements@labarge.com 26